SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                October 15, 1997
    -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                           360 COMMUNICATIONS COMPANY
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





      Delaware               1 - 14108                   47-0649117
----------------------   -------------------   --------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  8725 W. Higgins Road, Chicago, Illinois 60631
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (773) 399-2500
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.


         On October 15, 1997, 360 Communications Company (the "Company") issued a press release announcing the consolidated operating results of the Company and its subsidiaries for the third quarter and first nine months of 1997. A copy of such press release is attached hereto as Exhibit 1.



Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.


         Exhibit 1: Press Release issued by 360 Communications Company on October 15, 1997 announcing the consolidated operating results of the Company and its subsidiaries for the third quarter and first nine months of 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             360  Communications Company


                                             By: /s/ Jeffrey R. Gardner
                                                 Jeffrey R. Gardner
                                                 Senior Vice President - Finance
                                                 (Principal Accounting Officer)



Date:  October 15, 1997

                                    EXHIBIT INDEX


Exhibit
   No.                             Description of Exhibits
--------                         ----------------------------

   1 Press Release issued by 360 Communications Company on October 15, 1997 announcing the consolidated operating results of the Company and its subsidiaries for the third quarter and first nine months of 1997.

360     Communications....Corporate     Communications....8725     W.    Higgins
Road....Chicago, Illinois 60631....(773)399-2200




                                                           FOR IMMEDIATE RELEASE

MEDIA:
Margaret Kirch Cohen
(773) 399-2385

ANALYSTS:
Linda Wait
(773) 399-2284

              360 REPORTS RECORD NET INCOME, REVENUES AND CASH FLOW
                  FOR THIRD QUARTER, FIRST NINE MONTHS OF 1997
                    Achieves Double Digit Market Penetration

         (Chicago) Oct. 15, 1997 -- Chicago-based 360 Communications Company (NYSE:XO) today reported record net income, revenues and operating cash flow for the third quarter and first nine months of 1997, and produced double digit market penetration for the first time in the company's history.
         360 reported record net income of $28.9 million, or 24 cents per share, for the third quarter of 1997, up 26 percent from $22.9 million, or 20 cents per share, for the third quarter of 1996. 360 reported net income of $60.1 million for the first nine months of 1997, compared with $54.2 million for the same period in 1996.
         Total operating revenues rose 23 percent in the third quarter of 1997 to a record $347.5 million, up from $281.7 million in the same period last year. Service revenues during the quarter were $335.2 million, including $2.4 million for residential long distance, up 23 percent from $271.8 million reported in the third quarter of 1996. For the first nine months of 1997, total operating revenues were $994.6 million, including $5.9 million for residential long distance, up 25 percent from $795.5 million in the same period of 1996.


                                     -more-

360 Reports Third Quarter Results
Page 2

         For the third quarter of 1997, 360 reported record operating cash flow of $130.9 million, including a loss of $3.6 million for residential long distance, compared with $100.4 million reported in the third quarter of 1996. Operating cash flow as a percentage of service revenues was 39.04 percent for the quarter, compared with 36.95 percent for the same period last year. For the first nine months of 1997, operating cash flow was $341.8 million, including a loss of $11.4 million for residential long distance, compared with $282.8 million during the same period in 1996.
         "360 continues to deliver strong operating results," said Dennis E. Foster, president and chief executive officer of 360 Communications. "We reported our best-ever earnings, revenues and cash flow for the quarter, and we continue to improve our operating margins. We're proud of our results, and our competitive position, in today's heated marketplace."
         360 added 87,000 net customers during the third quarter of 1997, compared with 100,000 during the third quarter of 1996. For the first nine months of 1997, 360 added 310,000 net customers, compared with 302,000 in the first nine months of 1996. 360 closed the period with 2.45 million customers, up 32 percent from 1.85 million a year ago.
         "Despite aggressive promotions from new and existing competitors, we were able to achieve an overall market penetration rate that is among the highest in the industry," Foster said. "In fact, we have nearly doubled our customer base in just two years."
         The company reported a double digit market penetration rate of 10.11 percent at Sept. 30, 1997, compared with 8.84 percent at Sept. 30, 1996. At Sept. 30, 1997, 360 had more than 15 percent penetration in 13 markets, four of which exceeded 20 percent. Market penetration represents the total number of customers as a percentage of potential customers.
         The company's average monthly churn rate, which measures the percentage of customers who discontinue service, was 1.90 percent for the third quarter of 1997, compared with 1.86 percent during the same period last year.


                                    -more-

360 Reports Third Quarter Results
Page 3

         During the quarter, 360 acquired minority interests in 10 of its controlled markets in Pennsylvania, Florida and Indiana, bringing 360's ownership interest in those markets to 100 percent and increasing its potential customer base (POPs) by 340,000. In addition, 360 sold its 100 percent ownership interest in the Dothan, Ala., market, reducing its POPs by 136,000.
         In late September, 360 achieved the highest customer satisfaction rating among service providers in Las Vegas, Nev., in the third annual J.D. Power and Associates Wireless Customer Satisfaction Study. Las Vegas was the only 360 market among 18 major markets surveyed throughout the country.
         Chicago-based 360 Communications, which had revenues of more than $1 billion in 1996, provides wireless voice and data services to 2.45 million customers in more than 100 markets in 15 states. The company also offers residential long distance and paging services. 360 Communications' stock is listed on the New York, Chicago and Pacific stock exchanges under the symbol XO.

                                       ###
To obtain copies of the company's Form 10-K, 10-Qs, or copies of quarterly earnings and other recent news releases issued by the company, please call toll-free 1.888.360.INFO (1.888.360.4636), 24 hours a day, seven days a week. 360 Communications' news releases are also available through PR Newswire and can be obtained by calling (800) 578-7888, #111849. 360's Internet address is www.360.com.

                 360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                    (In thousands, except per share amounts)
                                   (Unaudited)



                                   For the Three Months    For the Nine Months
                                    Ended September 30,    Ended September 30,
                                  ----------------------  ----------------------
                                     1997        1996        1997        1996
                                  ----------  ----------  ----------  ----------
Operating Revenues
Service revenues                  $ 335,245   $ 271,819   $ 958,049   $ 766,133
Equipment sales                      12,264       9,857      36,568      29,411
                                  ----------  ----------  ----------  ----------
     Total operating revenues       347,509     281,676     994,617     795,544
                                  ----------  ----------  ----------  ----------

Operating Expenses
Cost of service                      37,127      24,148     118,899      68,492
Cost of equipment sales              28,486      25,046      81,329      71,010
Other operations expense             19,177      15,498      51,182      39,824
Sales, marketing and advertising
   expenses                          54,438      48,527     170,692     143,146
General, administrative and other
   expenses                          77,399      68,030     230,698     190,287
Depreciation and amortization        45,376      36,833     137,738     104,987
                                  ----------  ----------  ----------  ----------
     Total operating expenses       262,003     218,082     790,538     617,746
                                  ----------  ----------  ----------  ----------

Operating Income                     85,506      63,594     204,079     177,798
Interest expense                    (33,570)    (24,752)    (97,603)    (78,854)
Minority interests in net income
   of consolidated entities         (13,534)    (13,843)    (39,451)    (38,168)
Equity in net income of
   unconsolidated entities           16,536      16,339      44,454      40,359
Other income, net (1)                    73         101       3,060         423
                                  ----------  ----------  ----------  ----------
Income before income taxes           55,011      41,439     114,539     101,558
Income tax expense                   26,132      18,552      54,408      47,407
                                  ----------  ----------  ----------  ----------
     Net income                   $  28,879   $  22,887   $  60,131   $  54,151
                                  ==========  ==========  ==========  ==========

Earnings per share                $    0.24   $    0.20   $    0.49   $    0.46
                                  ==========  ==========  ==========  ==========

Weighted average shares
   outstanding                      121,875     117,086     122,626     117,060
                                  ==========  ==========  ==========  ==========


(1) In January 1997, the Company recognized a gain of $3 million ($2 million, net of tax) in connection with the divestiture of its ownership interests in two of its unconsolidated entities.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED OPERATING DATA
                                   (Unaudited)



                                                   For the Three Months Ended
                                                     and as of September 30,
                                                 ------------------------------
                                                      1997            1996
                                                 --------------  --------------

Consolidated
EBITDA (in thousands)                            $    130,882    $    100,427
EBITDA margin                                           39.04%          36.95%
Capital expenditures (in thousands)              $     64,714    $     49,601
Cellular
Controlled POPs                                    24,222,292      20,938,734
Controlled customers                                2,449,996       1,850,528
Gross customer additions                              230,640         204,437
Net customer additions                                 87,367         100,199
Average customers                                   2,409,635       1,799,913
Churn                                                    1.90%           1.86%
Penetration                                             10.11%           8.84%
Service revenue per average customer per month   $      46.12    $      50.34
EBITDA margin                                           40.34%          37.28%
Cost to acquire a new customer                   $        301    $        312
Long Distance
Revenue (in thousands)                           $      2,369    $         31
EBITDA (in thousands)                            $     (3,637)   $       (909)


                                                   For the Nine Months Ended
                                                     and as of September 30,
                                                 -----------------------------
                                                      1997            1996
                                                 --------------  -------------

Consolidated
EBITDA (in thousands)                            $    341,817    $    282,785
EBITDA margin                                           35.68%          36.91%
Capital expenditures (in thousands)              $    154,234    $    193,543
Cellular
Controlled POPs                                    24,222,292      20,938,734
Controlled customers (1)                            2,449,996       1,850,528
Gross customer additions (2)                          704,076         582,227
Net customer additions (2)                            310,143         302,124
Average customers                                   2,319,821       1,684,336
Churn                                                    1.82%           1.80%
Penetration                                             10.11%           8.84%
Service revenue per average customer per month   $      45.69    $      50.54
EBITDA margin                                           37.03%          37.03%
Cost to acquire a new customer                   $        298    $        317
Long Distance
Revenue (in thousands)                           $      5,927    $         31
EBITDA (in thousands)                            $    (11,448)   $       (909)


(1) Controlled customers include 46,647 customers added through acquisitions which were completed in the first quarter of 1996.
(2)   The 1996 amounts exclude customer base acquired.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                 (In thousands)
                                   (Unaudited)


                                                  September 30,    December 31,
                                                      1997            1996
                                                  -------------   -------------

          ASSETS

Cash and cash equivalents                         $      5,772     $     2,554
Accounts receivable, less allowances
  of $7,300 and $5,730,  respectively                   99,002         102,483
Other receivables                                       36,153          27,090
Unbilled revenue                                        33,000          35,712
Inventory                                               32,314          35,908
Deferred income taxes                                   11,700           8,462
Prepaid expenses and other                               9,286          16,634
                                                  -------------    ------------
    Total current assets                               227,227         228,843
                                                  -------------    ------------

Property, plant and equipment                        1,627,781       1,499,407
Less: accumulated depreciation                         521,466         415,981
                                                  -------------    ------------
Property, plant and equipment, net                   1,106,315       1,083,426
                                                  -------------    ------------

Investments in unconsolidated entities                 461,385         349,231
Intangibles, net                                     1,150,661       1,136,587
Other assets                                            17,349          13,982
                                                  -------------    ------------

    Total assets                                  $  2,962,937     $ 2,812,069
                                                  =============    ============

          LIABILITIES AND SHAREOWNERS' EQUITY


Current Liabilities
Trade accounts and other payables                 $    172,862     $   227,654
Short-term borrowings                                   29,175          43,750
Advance billings                                        31,045          28,314
Accrued taxes                                           22,082          17,951
Accrued agent commissions                                7,648          12,089
Other                                                   29,960          21,090
                                                  -------------    ------------
    Total current liabilities                          292,772         350,848
                                                  -------------    ------------

Long-term debt                                       1,849,643       1,699,778
                                                  -------------    ------------

Deferred Credits and Other Liabilities
Deferred income taxes                                  144,065         113,005
Postretirement and other benefit obligations             6,133           5,855
                                                  -------------    ------------
    Total deferred credits and other liabilities       150,198         118,860
                                                  -------------    ------------

Minority interests in consolidated entities            170,238         180,083
                                                  -------------    ------------

Shareowners' Equity                                    500,086         462,500
                                                  -------------    ------------

    Total liabilities and shareowners' equity     $  2,962,937     $ 2,812,069
                                                  =============    ============

                  360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (In thousands)
                                   (Unaudited)



                                                        For the Nine Months
                                                         Ended September 30,
                                                    ---------------------------
                                                        1997           1996
                                                    ------------   ------------
Operating Activities
Net income                                          $    60,131    $    54,151
Adjustments to reconcile net income to net
  cash provided by operating activities:
     Depreciation and amortization                      137,738        104,987
     Deferred income taxes                               27,822         19,119
     Gain on sale of cellular investments                (3,029)
     Equity in net income of unconsolidated
       entities, net of distributions                   (24,639)       (25,104)
     Minority interests in net income of
       consolidated entities                             39,451         38,168
     Changes in operating assets and liabilities,
          excluding acquisitions
        Receivables, net                                  4,115        (16,009)
        Other current assets                              2,551         (1,410)
        Trade accounts and other payables               (48,771)         1,825
        Accrued expenses and other
            current liabilities                           9,353         10,267
        Noncurrent assets and liabilities, net           (3,985)          (868)
     Other, net                                           2,453          5,266
                                                    ------------   ------------
Net Cash Provided by Operating Activities               203,190        190,392
                                                    ------------   ------------

Investing Activities
Capital expenditures                                   (154,234)      (193,543)
Acquisitions and divestitures                           (57,797)      (109,613)
Investments in unconsolidated entities and other        (80,735)       (14,709)
                                                    ------------   ------------
Net Cash Used for Investing Activities                 (292,766)      (317,865)
                                                    ------------   ------------

Financing Activities
Net (payments) borrowings under bank revolving
  credit facility                                       (50,000)       465,000
Proceeds from long-term debt                            200,000        900,000
Debt issuance costs                                      (1,609)       (15,229)
Net short-term (payments) borrowings                    (14,575)        45,650
Purchases of common stock for treasury                  (24,152)
Increase in advances from affiliates                                   135,892
Contributions from minority investors                       100          4,881
Distributions to minority investors                     (17,878)        (9,275)
Repayment of advances from affiliates                               (1,400,000)
Other, net                                                  908         (8,600)
                                                    ------------   ------------
Net Cash Provided by Financing Activities                92,794        118,319
                                                    ------------   ------------

Increase (Decrease) in Cash and Cash Equivalents          3,218         (9,154)
Cash and Cash Equivalents at Beginning of Period          2,554         19,023
                                                    ------------   ------------
Cash and Cash Equivalents at End of Period          $     5,772    $     9,869
                                                    ============   ============